INCOME TAXES	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 16—INCOME TAXES

The components of loss before income taxes for the years ended December 31, 2021, 2020 and 2019, are as follows (in thousands):

	2021	2020	2019
Loss subject to domestic income taxes	$(2,580,324)	$(719,636)	$(277,244)
Income (loss) subject to foreign income taxes	612	68	(90)
	$(2,579,712)	$(719,568)	$(277,334)

The Company recorded an income tax provision/(benefit) of $49 thousand, $(188) thousand and $23 thousand in connection with its domestic, state, and foreign subsidiaries for the years ended December 31, 2021, 2020, and 2019, respectively, as follows (in thousands):

	2021	2020	2019
Current
Federal	$18	$—	$—
State	4	5	—
Foreign	27	(193)	23
Total current tax expense (benefit)	$49	$(188)	$23
Deferred
Federal	$—	$—	$—
State	—	—	—
Foreign	—	—	—
Total deferred tax expense (benefit)	$—	$—	$—
Total income tax expense (benefit)	$49	$(188)	$23

The reconciliation of taxes at the federal statutory rate to our provision for income taxes for the years ended December 31, 2021, 2020, and 2019 was as follows:

	Year Ended December 31,
	2021	2020	2019
Statutory federal income tax rate	21.0%	21.0%	21.0%
Stock-based compensation	(2.9)	(0.2)	(0.2)
Mark-to-market adjustment	(8.5)	(3.4)	(1.1)
Nondeductible expenses	(0.3)	(0.1)	(0.8)
Tax credits	0.7	2.8	1.9
Change in valuation allowance	(10.0)	(20.1)	(20.8)
Provision for income taxes	—%	—%	—%

The effective tax rate was 0.0% for the years ended December 31, 2021, 2020 and 2019. The amount of income tax expense (benefit) differs from the expected benefit due to the impact of the U.S. valuation allowance.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred taxes as of December 31, 2021 and 2020, are as follows (in thousands):

	2021	2020
Deferred tax assets (liabilities):
Net operating loss carryforwards	$519,410	$265,799
Tax credit carryforwards	71,783	40,454
Stock-based compensation expense	22,559	2,554
Depreciation	(20,180)	499
Accrued compensation and vacation	3,774	2,498
Interest	—	489
Tenant improvement allowance	—	8,777
Accruals and reserves	59,894	39,502
Lease Liability	52,592	—
Right-of-use assets	(41,707)	—
Other	4,773	1
Total net deferred tax assets	672,898	360,573
Valuation allowance	(672,898)	(360,573)
Net deferred tax assets	—	—
Net deferred tax assets (liabilities)	$—	$—

The Company does not provide deferred tax liabilities when it intends to reinvest earnings of its foreign subsidiaries indefinitely. As of December 31, 2021, and 2020, the Company has no undistributed earnings from its foreign subsidiaries.

A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax asset will not be realized in a particular tax jurisdiction. All available evidence, both positive and negative, is considered to determine whether, based on the weight of that evidence, a valuation allowance is needed for some portion or all of a deferred tax asset. Judgment must be used in considering the relative impact of negative and positive evidence.

Based on the weight of the available evidence, which includes the Company’s historical operating losses, lack of taxable income, and the accumulated deficit, as of December 31, 2021 and 2020, the Company provided a full valuation allowance against its U.S. and state deferred tax assets. The valuation allowance for deferred tax assets was $672.9 million and $360.6 million, as of December 31, 2021 and 2020, respectively. The valuation allowance on our net deferred taxes increased by $312.3 million and increased by $185.8 million during the years ended December 31, 2021 and 2020, respectively.

The Company had federal, state, and foreign net operating loss carryforwards of approximately $2,003.0 million, $922.7 million, and $2.0 million, respectively, as of December 31, 2021, which will begin to expire at various dates beginning in 2022, if not utilized. The

Company also had federal and state tax research and development tax credit carryforwards of approximately $80.5 million and $63.1 million, respectively. The federal research and development tax credit carryforwards will expire at various dates beginning in 2034, if not utilized. The state research and development tax credit carryforwards do not expire.

The Internal Revenue Code of 1986, as amended, imposes restrictions on the utilization of net operating losses and certain credits in the event of an “ownership change” of a corporation. Accordingly, a company’s ability to use net operating losses and certain credits may be limited as prescribed under.

Internal Revenue Code Section 382, which provide for limitations on net operating losses carryforwards and certain built in losses following ownership changes, and Section 383, which provides for special limitations on certain excess credits, etc. (collectively, “IRC Section 382”). Utilization of the carryforwards may be subject to substantial annual limitation due to the ownership change limitations provided by the IRC Section 382 and similar state provisions, resulting in a reduction in the gross deferral tax assets before considering the valuation allowance. We have completed a formal Section 382 study of our equity transactions through December 31, 2020. The study determined that we experienced an “ownership change” in 2016, and we will not be able to utilize approximately $12 million of our gross U.S. federal NOL and $15 million of gross U.S. federal research and development tax credit (or $3 million in net credit) carryforwards.

The Company files U.S., state, and foreign income tax returns with varying statutes of limitations. The federal, state, and foreign returns statute of limitations remains open for tax years from 2008 and thereafter. There are currently no income tax audits underway by U.S., state, or foreign tax authorities.

Uncertain Tax Positions

As of December 31, 2021, 2020, and 2019, the total amount of unrecognized tax benefits was approximately $72.3 million, $42.9 million, and $20.6 million, respectively, of which $0.5 million, $2.6 million and $2.6 million, if recognized for respective periods, would favorably impact the Company’s effective tax rate. The Company does not anticipate a significant change in the total amount of unrecognized tax benefits within the next 12 months.

The following table summarizes the activity related to unrecognized tax benefits for the years ended December 31, 2021, 2020 and 2019 (in thousands):

	December 31,
	2021	2020	2019
Unrecognized benefit—beginning of period	$42,894	$20,635	$11,647
Gross increases—prior-period tax positions	—	21	4
Gross decreases—prior-period tax positions	—	(2)	—
Gross increases—current-period tax positions	31,336	22,382	8,995
Gross decrease—current-period tax positions	—	—	(11)
Statute lapse	(1,900)	(142)	—
Unrecognized benefit—end of period	$72,330	$42,894	$20,635

Related to the unrecognized tax benefits above, the Company recognized interest expense and penalty expense as part of income tax expenses in the consolidated statements of operations according to the following table (in thousands):

	Year Ended December 31,
	2021	2020	2019
Interest expense	$—	$(45)	$16
Penalty expense	(3)	(20)	1

As of December 31, 2021, the Company has recognized a liability for interest expense and penalties of $60 thousand and $7 thousand, respectively, which is included within income tax liabilities in the consolidated balance sheet.

On February 9, 2022, the California governor signed into law the 2022 Budget Act, which restores net operating losses deduction and eliminates the $5.0 million annual cap on research credit, effective for tax years beginning 2022. The Company is continuing to assess the 2022 Budget Act, but currently does not expect any material impact to the consolidated financial statements.